UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
ZILA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17521 (Commission File Number)	86-0619668 (I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (602) 266-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFD 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1
EX-99.1
EX-99.2

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 31, 2007, Zila, Inc., a Delaware corporation (the “Company”), and Zila, Pharmaceuticals, Inc., a Nevada corporation (“Seller Subsidiary”), entered into an Asset Purchase Agreement (the “Agreement”) with 3M Company, a Delaware corporation, and 3M Innovative Properties Company, a Delaware corporation, (together with 3M Company, the “Purchaser”) relating to the sale, for $9.5 million in cash, of the Company’s Peridex® line of business, through which Seller Subsidiary developed, marketed, sold and licensed prescription periodontal rinse products under its proprietary Peridex® brand and pursued other applications and developments related to chlorhexidine gluconate (the “Business”). The Agreement contains representations and warranties, covenants (including confidentiality and non-compete provisions) and indemnification provisions that are customary for transactions of this type. The disposition of the Business was completed on the same date the Agreement was entered into, May 31, 2007. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement.
     Copies of the Agreement and the joint press release announcing the completion of the disposition of the Business, are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively, and are incorporated herein by reference. The Agreement has been filed herewith to provide investors with information regarding its terms, and it is not intended to provide any other factual information about the Company or Seller Subsidiary. In particular, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in confidential disclosure schedules provided by the Company and Seller Subsidiary to the Purchaser and which are not included in Exhibit 10.1. While the Company does not believe that the excluded disclosure schedules and other exhibits contain information that the securities laws require to be publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules.
Item 9.01. Financial Statements and Exhibits.
     (b) Pro Forma Financial Information
     The following unaudited pro forma financial statements illustrating the effects of the disposition of the Business, as required pursuant to Article 11 of Regulation S-X, are attached hereto as Exhibit 99.2 and incorporated herein by this reference:
(1)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of January 31, 2007;

(2)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended January 31, 2007;

(3)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended July 31, 2006; and

(4)	Notes to Pro Forma Financial Information.
     (d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated May 31, 2007, by and between Zila, Inc., Zila Pharmaceuticals, Inc., 3M Company and 3M Innovative Properties Company

99.1	Joint Press Release, dated May 31, 2007

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zila, Inc.
Dated: June 6, 2007	By:	/s/ Gary V. Klinefelter
Gary V. Klinefelter
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated May 31, 2007, by and between Zila, Inc., Zila Pharmaceuticals, Inc., 3M Company and 3M Innovative Properties Company

99.1	Joint Press Release, dated May 31, 2007

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements